UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2016

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 862-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On September 26, 2016, the Mohegan Tribal Gaming Authority (the “Authority”) issued a press release pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), announcing its intent to commence an offering of $500 million of senior notes due 2024 only to “qualified institutional buyers” in an unregistered offering pursuant to Rule 144A under the Securities Act, and outside the United States to persons other than “U.S. persons” pursuant to Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The press release and related information also may be found on the Authority’s website at www.mtga.com, under “Investor Relations/Financial News.”

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

No.	Exhibit

99.1	Press Release of the Mohegan Tribal Gaming Authority, dated September 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: September 28, 2016	By:	/s/ Ralph James Gessner, Jr.
Ralph James Gessner, Jr.
Vice Chairman, Management Board

Exhibit Index

No.	Exhibit

99.1	Press Release of the Mohegan Tribal Gaming Authority, dated September 26, 2016.